UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2026

AMAZE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-41147	87-3905007
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

150 Paularino Ave., Suite D-200, Costa Mesa, CA 92626

(Address of Principal Executive Office) (Zip Code)

(855) 766-9463

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AMZE	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 12, 2026, Amaze Holdings, Inc. (the “Company”) held its 2026 Annual Stockholders’ Meeting and the results of each of the proposals are listed below.

Proposal	For	Against	Withheld	Abstain	Broker Non-Votes
(1) To elect seven members to the Board of Directors:
Aaron Day	8,227,168	*	428,050	*
Peter Deutschman	8,255,386	*	399,832	*
Eric Doan	8,074,498	*	580,720	*
Amrapali Gan	8,224,175	*	431,043	*
Sandra Hawkins	8,214,430	*	440,788	*
Michael Pruitt	8,277,123	*	378,095	*
David Yacullo	8,184,275	*	470,943	*

Proposal	For	Against	Withheld/Abstain	Broker Non-Votes
(2) To ratify the appointment of Wipfli LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.	22,356,720	313,485	27,284	*
(3) To approve the 2026 Equity Incentive Plan.	7,423,436	1,202,736	29,046	14,042,271
(4) To approve, for purposes of complying with Section 713(a) and Section 713(b) of the NYSE American Company Guide, the issuance of shares of our common stock upon conversion of senior secured original issue discount convertible notes in excess of the 19.9% exchange cap contained therein.	7,635,482	1,000,055	19,681	14,042,271
(5) To approve an amendment to our Articles of Incorporation, as amended, to increase the authorized number of shares of common stock from 100,000,000 to 750,000,000.	17,888,766	4,609,327	199,396	*
(6) To approve, on an advisory basis, the compensation of the Company’s named executive officers.	7,552,406	1,077,617	25,195	14,042,271

	1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
(7) To approve, on an advisory basis, the frequency of the advisory vote on executive compensation (every one year, two years, or three years).	3,398,798	183,704	3,638,654	1,434,062	*

* Not applicable.

There were 45,080,467 shares outstanding as of the record date of the meeting and a total of 22,697,489 shares were cast. The Proposals required the following votes:

●	Proposal 1 required a plurality of the votes cast.
●	Proposals 2, 3, 4 and 5 required the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the matter.
●	Proposal 6 was a non-binding advisory vote to be considered by the Company’s Board of Directors when making future decisions regarding executive compensation.
●	Proposal 7 was an advisory vote with the option receiving the most votes to be considered by the Company’s Board of Directors in determining the preferred frequency for the advisory vote on executive compensation.

Each of the seven nominees for director was elected to serve until the 2027 annual meeting of stockholders or until their successors are duly elected and qualified. Additionally, Proposals 2, 3, 4 and 5 were approved by the requisite vote of stockholders, and stockholders voted for a three-year frequency for the advisory vote on executive compensation (Proposal 7).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit
10.1	Amaze Holdings, Inc. 2026 Equity Incentive Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Amaze Holdings, Inc.

Date: June 16, 2026	By:	/s/ Aaron Day
Name: Aaron Day
Title: Chief Executive Officer